UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2022
VERANO HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
415 North Dearborn Street, 4th Floor,
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)
(312) 265-0730
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K amends the Current Report on Form 8-K of Verano Holdings Corp. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission on November 14, 2022 (the “Initial 8-K”). The sole purpose for filing this Current Report on Form 8-K/A is to correct a clerical error contained in the press release attached as Exhibit 99.1 to the Initial 8-K as described further below. Except as stated in this Current Report on Form 8-K, no other changes have been made to the Initial 8‑K or Exhibit 99.1 thereto. A correct Exhibit 99.1 is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition

See Item 7.01 below, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On November 14, 2022, Verano Holdings Corp. issued a press release announcing its financial results for the quarter ended September 30, 2022. Due to a clerical error, the “Interest Expense, net” and “Other Income (Expense), net” line items on the Company’s Unaudited Consolidated Statements of Operations were inadvertently inverted, which has been subsequently corrected in Exhibit 99.1 attached hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1         Press release dated November 14, 2022 (as revised on November 14, 2022)
102         Cover Page Interactive Data File (embedded within the inline XRBL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors discussed in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 14, 2022

By:	/s/ Brett Summerer
Name:	Brett Summerer
Title:	Chief Financial Officer